Exhibit 99.1

7961 SHAFFER PARKWAY
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE (720) 981-1185
FAX (720) 981-1186

Trading Symbol: VGZ
Toronto and NYSE MKT Stock Exchanges

NEWS

Vista Gold Corp. Reports Additional Mt. Todd Drilling Results, including 1.03 g/t Gold over 206 meters

Denver, Colorado, August 29, 2012 - Vista Gold Corp. (TSX & NYSE MKT: VGZ) (“Vista” or the “Company”) today reported further drilling results from its ongoing resource conversion drilling program at the Mt. Todd gold project in Northern Territory, Australia.

Highlights of the most recent five drill hole results include:

•                  1.03 grams per ton (g/t) gold over 206 meters in VB12-013

•                  0.99 g/t over 24.9 meters in VB12-011 starting at 169 meters in depth

•                  2.46 g/t over 33.3 meters including 4.29 g/t over 14.1 meters in VB12-012

True widths of the intercepts reported above range between 77-96% and are discussed in more detail in the table below that lists comprehensive results from the five drill holes announced in this release.

Frederick H. Earnest, President and CEO of Vista, stated, “Our resource conversion drilling program continues to successfully intersect mineralization in the inferred mineral resource category.  Of the 24 holes drilled to date, we have received assays results on 18 holes and are incorporating the results into an updated resource estimate which is expected to be completed next week.  Results from the remainder of the ongoing drilling program will subsequently be incorporated into the resource estimate that will form the basis of the definitive feasibility study that we expect to complete early next year.”

Assay results of the first 13 holes were announced previously (please refer to our press releases dated March 12, April 25, June 5, and July 12).  The following table summarizes results from the subsequent five holes.

Hole ID	Assay Interval (From-To)	Thickness (meters)	Approx. True Thickness (meters)	Gold Grade (gram/tonne)
VB12-010	300.0 – 310.2	10.2	8.3	0.65
	441.0 – 469.1	28.1	22.8	0.54
VB12-011	169.1 – 194.0	24.9	22.0	0.99
	200.1 – 213.0	12.9	11.4	0.50
	218.0 -252.0	34.0	29.9	0.67
	290.0 – 317.0	27.0	23.8	0.58
	351.0 – 373.0	22.0	19.4	0.63
VB12-012	336.0 – 357.0	21.0	16.3	0.60
	395.0 – 413.0	18.0	14.0	1.15
	470.0 – 495.0	25.0	19.4	0.53
	502.0 - 519	17.0	13.2	0.66
	543.0 – 576.3	33.3	25.8	2.46
including	559.9 – 574.0	14.1	10.9	4.29

Hole ID	Assay Interval (From-To)	Thickness (meters)	Approx. True Thickness (meters)	Gold Grade (gram/tonne)
	588.8 – 598.5	10.0	7.8	1.88
including	589.5 – 593.5	4.0	3.1	4.22
	610.2 – 623.0	12.8	9.9	4.15
including	611.3 – 615.9	4.6	3.6	9.06
VB12-013	117.0 -128.0	11.0	10.5	0.61
	409.0 – 421.0	12.0	11.5	0.41
	429.0 – 473.1	44.1	42.3	0.68
	478.0 – 684.0	206.0	197.6	1.03
VB12-014	111.0 – 142.0	31.0	27.8	0.56
	313.0 – 353.0	40.0	35.9	0.70
	362.1 – 395.0	32.9	29.5	0.49
	478.0 – 479.1	1.1	1.0	77.70

The orientation of these drill holes relative to the deposit is shown in cross sections found on the Company’s web site at http://www.vistagold.com/mt_todd.php?subpage=dr_20120829.  The sample intervals are constrained by geology and range from a minimum of 0.2 meters to a maximum of 1.2 meters in length, generally averaging 1 meter in length.  Mean grades are calculated at a 0.4 g/t Au cutoff with no upper cap applied.  The maximum length of internal waste is 4.0 meters.

The drilling has been completed and the core has been logged, photographed and sampled by employees or contractors of Vista Gold Australia under the direction of Vista’s Vice President of Exploration, Mr. Frank Fenne P.G., who is a “qualified person” within the meaning of Canadian National Instrument 43-101—Standards of Disclosure for Mineral Projects (“NI 43-101”).  Samples were prepared and assayed by North Australia Laboratories, Pine Creek, Australia.  Second lab check assays were completed by Northern Territory Environmental Laboratories (Intertek Group) in Darwin, Australia.  Gold grades are based on a 50 gram fire assay method.

Core logging and sample custody, preparation and assaying were reviewed by Mr. Frank Fenne and Mr. Fenne is of the view that they are sufficient.  Mr. Frank Fenne has verified and approved the data and approved the scientific and technical information disclosed in this press release.

About Vista Gold Corp.

Vista is focused on the development of the Mt. Todd gold project in Northern Territory, Australia, to achieve its goal of becoming a gold producer. Vista is advancing exploration on its Guadalupe de los Reyes gold/silver project in Mexico and has recently granted Invecture Group, S.A. de C.V. a right to earn a 62.5% interest in the Concordia gold project, in Mexico. Vista’s other holdings include the Awak Mas gold project in Indonesia and the Long Valley gold project in California. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as, the timing and completion of updated mineral resource estimates on the Mt. Todd gold project, the timing and completion of a feasibility study on the Mt. Todd gold project, and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.

These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource estimates, estimates of results based on such resource estimates; risks relating to completing metallurgical testing; risks relating to cost increases for capital and operating costs; risks relating to delays in the completion of anticipated drilling activities at the Guadalupe de los Reyes gold/silver project and the completion of the preliminary economic assessment, risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in Vista’s latest Annual Report on Form 10-K as filed on March 14, 2012 and Vista’s Amendment 1 to its Annual Report filed on April 5, 2012 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

Without limiting the foregoing, this press release uses terms that comply with reporting standards in Canada and certain estimates are made in accordance with NI 43-101. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosures an issuer makes of scientific and technical information concerning mineral projects.  This press release uses the terms “mineral resource” And “inferred mineral resource.”  We advise U.S. investors that while these terms are recognized by Canadian regulations, the term is not a defined term under the United States Securities and Exchange Commission’s (the “SEC”) Industry Guide 7 and is normally not permitted to be used in reports and registration statements filed with the SEC. Inferred mineral resources have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of these mineral resources will ever be upgraded to a higher category.  The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant “reserves” as in-place tonnage and grade without reference to unit measures.  Under SEC Industry Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and all necessary permits and government approvals must be filed with the appropriate governmental authority.  U.S. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC Industry Guide 7 reserves.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com.